Exhibit 10.1.23

DATED July 24th, 2007

POBT HOLDINGS LIMITED
(formerly POBT Bank and Trust Limited)

and

CSN Madeira Lda.

And

UBS Pactual Strategy Fund, Ltd.

DEED OF NOVATION

THIS DEED OF NOVATION is made the July 24th, 2007.

BETWEEN:

(1) POBT Holdings Limited (formerly POBT Bank and Trust Limited), a corporation duly organized and existing under the laws of The Commonwealth of the Bahamas, with its principal office located at One Montague Place, East Bay Street, 4th Floor, Nassau, Bahamas ("POBT");

(2) CSN Madeira Lda., a corporation duly organized and existing under the laws of Portugal, with its principal office located at Avenida Zarco No 2, 2nd Floor, Freguesia da Se, Conselho de Funchal, ZIP 900-069 ("CSN Madeira"); and

(3) UBS Pactual Strategy Fund, Ltd., an investment fund organized under the laws of the Cayman Islands, with its registered office located at UBS House, 227 Elgin Avenue, Grand Cayman, Cayman Islands ("Strategy").

WHEREAS

(A) CSN Overseas and POBT entered into Share Swap Transactions dated April 4th, 2003, April 23rd, 2003, April 25th, 2003, May 9th, 2003, May 12th, 2003, May 14th, 2003, May 15th, 2003, May 16th, 2003, May 19th, 2003, May 23rd, 2003, May 26th, 2003 and June 2nd, 2003 (hereinafter collective called the "Transactions" and individually called "Transaction 5," "Transaction 6," "Transaction 7," "Transaction 8," "Transaction 9," "Transaction 10", "Transaction 11," "Transaction 12," "Transaction 13," "Transaction 14," "Transaction 15" and "Transaction 16," respectively);

(B) On July 30, 2004 POBT and CSN Overseas have agreed to amend the confirmations of the Share Swap Transaction, including the Transactions, by changing the Fixed Rate to 7.5% p.a and the Valuation Date to July 28, 2006 (hereinafter called "Amendment 1");

(C) CSN Overseas, CSN Steel Corp and POBT have entered into a Deed of Novation as of December 28, 2004, in which all rights and obligations of CSN Overseas were transferred to CSN Steel Corp;

(D) On July 05, 2006 POBT and CSN Steel Corp have agreed to amend the confirmations of the Share Swap Transaction, including the Transaction, by changing the Valuation Date to July 27, 2007, the Averaging Date and the Optional Early Termination (hereinafter called simply as "Amendment 2");

(E) CSN Steel Corp., CSN MADEIRA Lda. and POBT have entered into a Deed of Novation dated as of June 30, 2007, in which all rights and obligations of CSN Steel Corp. were transferred to CSN Steel Corp;

(F) The Shares described in the Transactions have suffered a Split as of May 30, 2004, where each 1 share has become 4 shares ("Split Event");

(G) The Number of Shares described in the Transactions will change from 280,400 to 1,121,600, 49,700 to 198,800, 3,500 to 14,000, 9,200 to 36,800, 20,900 to 83,600, 53,100 to 212,400, 13,800 to 55,200, 22,600 to 90,400, 17,800 to 71,200, 23,100 to 92,400, 21,900 to 87,600 and 5,000 to 20,000 for Transaction 5, Transaction 6, Transaction 7, Transaction 8, Transaction 9, Transaction 10, Transaction 11, Transaction 12, Transaction 13, Transaction 14, Transaction 15 and Transaction 16, respectively, after the Split Event;

(H) The parties wish to enter into this Deed of Novation in order to novate the rights and obligations of POBT under the Transactions from POBT to Strategy and to substitute POBT for Strategy thereunder in the manner hereinafter specified;

(J) The parties hereto wish to novate the Transactions where the Number of Shares will be 1,121,600, 198,800, 14,000, 36,800, 83,600, 212,400, 55,200, 90,400, 71,200, 92,400, 87,600 and 20,000, the Equity Notional Amount will be USD5,623,155.72, USD1,080,851.31, USD76,326.71, USD192,483.54, USD432,294.20, USD1,048,190.10, USD263,541.98, USD414,487.65, USD326,096.79, USD439,058.61, USD407,688.12 and USD96,386.09 and the Initial Price will be USD 5.01348, USD5.43688, USD5.45191, USD5.23053, USD5.17098, USD4.93498, USD4.77431, USD4.585504, USD4.58001, USD4.75172, USD4.65397 and USD4.81930 for Transaction 5, Transaction 6, Transaction 7, Transaction 8, Transaction 9, Transaction 10, Transaction 11, Transaction 12, Transaction 13, Transaction 14, Transaction 15 and Transaction 16, respectively, and the Specified Transactions are hereby transferred to Strategy and, therefore, all obligations arising out from such Transactions of POBT thereunder cease and are assumed by Strategy instead.

IT IS AGREED as follows:

1. Novation

1.1 With effect from the date of this deed Strategy hereby assumes all of the obligations of POBT in respect of the Transactions as if it and not POBT had always been a party to the Transactions.

1.2 With effect from the date of this deed the Strategy hereby releases and discharges POBT from all its obligations in respect of the Transactions and agrees to the assumption of those obligations by Strategy as if Strategy had always been a party to such agreements.

2. Amendment and Confirmation

2.1 With effect from the date of this deed, the Transactions shall be amended by all references therein to POBT being changed to references to Strategy.

2.2 Strategy and POBT hereby confirm that with effect from the date of this deed, the Transactions as novated and amended hereby will continue in full force and effect in all respects, except as provided by clause 1.

3. Counterparts

This deed of novation may be executed in any number of counterparts all of which when taken together shall constitute one and the same deed and any party may enter into this deed of novation by executing any such counterpart.

4. Governing Law

The validity, construction and performance of this deed shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

IN WITNESS WHEREOF this document has been executed and delivered as a deed the day and year first above written